Exhibit 10.7

COMMERCIAL LEASE

PATRIZIA GEWERBEINVEST KAG MBH, a limited liability company whose head office is at BurchardstraBe 14, 20095 Hamburg (Germany), registered with the Corporate and Trade Register of Hamburg under number HR B 79685, acting through its branch in Paris (75008), 6 Place de la Madeleine and registered with the Corporate and Trade Register of Paris under number 452 801 038.

Represented by Sebastian Lohmer and Andreas Wifmeier, duly authorized for this purpose,

hereinafter referred to as “Lessor,”

party of the first part

AND

COTY FRANCE, a simplified joint stock company with capital of €10,696,632.00, whose head office is located at 14, rue du 4 Septembre in Paris (75002), registered with the Corporate and Trade Register of Paris under number 380 915 736.

Represented by Odile Carmona, duly authorized for the purpose hereof,

hereinafter referred to as “Lessee,”

Party of the second part

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Statement

1. By private deed dated July 3, 2007, as amended by an additional clause dated June 10, 2009, the Lessor provided the Lessee with a commercial lease (collectively Initial Lease) for premises for offices and parking spaces in a building located in Paris (75009), 10 boulevard Haussmann (Building).

2. The premises of the Initial Lease (Premises of the Initial Lease) consist of:

-	Approximately 1,688 m2 of offices located as follows:

•	Approximately 598 m2 located on the 3rd floor of the Building, share of common areas included;
•	Approximately 596 m2 located on the 4th floor of the Building, share of common areas included;
•	Approximately 494 m2 located on the 5th floor of the Building, share of common areas included; and

-	14 parking spaces located on the 3rd basement of the Building and corresponding to the following lots:

•	lots No. 9018 to 9023;
•	lots 9025 to 9034.

3. The Lessee has contacted the Lessor, notifying the same that he wished to increase the base of the Initial Premises of the Lease and thus to lease the following additional premises (New Premises):

-	Approximately 598 m2 of offices located on the 2nd floor of the Building, share of common areas included; and

-	Approximately 288 m2 of archives located in the 1st basement of the Building, share of common areas included.

Then the parties entered into negotiations and agreed to proceed (i) with the early termination of the Initial Lease and (ii) with the concurrent signing of a new lease taking effect shortly after the termination of the Initial Lease and concerning the Initial Premises of the Lease and the New Premises.

4. This is the context in which the parties agree to sign this Lease under the terms and conditions below (Lease).

For the purposes hereof, the Initial Premises of the Lease and the New

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Premises both covered by the Lease are collectively referred to as Leased Premises.

It is hereby agreed as follows:

Termination of the Initial Lease

Shortly before the effective date of the Lease, the Parties hereby agree to terminate the Initial Lease amicably and in advance.

On the Effective Date of the Lease (as such term is defined below), the Lessee shall be up-to-date of all the rents, expenses and accessories under the Initial Lease.

Lease Agreement

The Lessor hereby leases in compliance with the provisions of Articles L.145-1 to L.145-60 and R.145-1 to R.145-11, R.145-20 to R.145-33 and D.145-12 to D.145-19 of the Commercial Code (Code), of those not repealed of the Decree of September 30, 1953, as amended (Decree), to which the Parties declare and expressly agree to submit, and of the subsequent laws and under the general (Chapter A) and specific (Chapter B) conditions defined by this document, to the Lessee who accepts them, the Leased Premises.

It is expressly agreed by and between the Parties that in the event of contradiction, the specific conditions referred to in Chapter B will prevail over the general conditions referred to in Chapter A.

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Chapter A – General conditions of the Lease

Article 1 – Designation

The description of the Leased Premises is resumed in Article 1 of Chapter B. The location of the Leased Premises does not need to be more explicitly described.

It is specified here that any error in the designation, area and composition of the Leased Premises may not give rise to any remedy or claim by the Lessee, as the latter states to have perfect knowledge of the Leased Premises, having occupied the Premises of the Initial Lease under the said Initial Lease and having seen and visited the New Premises located in the same Building.

Accordingly, the Lessee hereby accepts the Leased Premises without reserve and acknowledges that they are fit for their intended use by the Lease.

The parties expressly agree that it is their mutual intention that the Leased Premises constitute a single indivisible whole.

Article 2 – Term

This Lease is granted for a period of nine (9) full consecutive years from the date specified in Article 2 of Chapter B (Effective Date of the Lease).

In compliance with the provisions Article L.145-4 of the Commercial Code, the Lessee shall be entitled to give notice for each three-year period of the Lease.

As necessary it is pointed out that, in accordance with the provisions of Article L.145-9 of the Commercial Code, the Lease is terminated only by means of a notice issued by bailiff’s order at least six months in advance. In the event of automatic extension of the Lease, in accordance with the provisions of Article L.145-9 of the Commercial Code, the latter is terminated only by means of a notice issued by bailiff’s order for the last day of the calendar quarter and at least six months in advance.

In the event of renewal, the Lease will be renewed for the same period as the expired lease; the Lessee has the right to give notice for each three-year term of the renewed lease.

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Article 3 – Authorized businesses

The Lessee shall occupy the Leased Premises peacefully, in compliance with Articles 1728 and 1729 of the Civil Code, and undertakes to use the Leased Premises only as described in Article 3.1 of Chapter B and for the business referred to in Article 3.2 of Chapter B, excluding in particular any industrial or artisanal production operations or any use for public reception or housing.

The Leased Premises are used as commercial offices in which a commercial business may be exercised, provided, however, that no items may be stored or displayed for retail sale.

The Lessee shall not change this destination under any circumstances, not even momentarily, nor the commercial nature of the business carried out in the Leased Premises.

If the above businesses are numerous, the Lessee undertakes to use all of them simultaneously, under such conditions that none is abandoned. The only exception to this rule is any provision of an ancillary business.

The Lessee may add related or complementary businesses to the business provided for in the Lease. To this end, the same must notify the Lessor of his intention by extrajudicial document indicating the businesses whose exercise is considered.

The Leased Premises must be kept constantly active.

The Lessee shall be personally responsible for obtaining all necessary permissions or authorizations for the exercise of his business, so that the Lessor is never disturbed or sought in this regard.

Article 4 – Rent

4.1 Rent

The Lease is granted and accepted through the annual rent mainly excluding fees, charges and taxes set out in Article 4.1 of Chapter B.

The rent will be subject to value added tax at the legal rate in force or to any tax that would be substituted for it, payable at the same time as each

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installment of rent.

4.2 Terms of payment

The rent will be payable quarterly in advance in four (4) equal terms due on January 1, April 1, July 1 and October 1.

On the date set forth in Article 4.2 of Chapter B, the Lessee must pay the Lessor the first installment of rent prorated between the date set out in Article 4.2 of Chapter B and the due date of the rent.

4.3 Rent indexation

4.3.1 The rent will be indexed to the tertiary activities rent index (TARI) published quarterly by INSEE [National Institute for Statistics and Economic Studies], on the anniversary of the Effective Date of the Lease. The parties acknowledge that this index is directly related to the subject of this Lease and to the Lessor’s business.

The indexation will be calculated each year using the following formula:

Indexed rent = Reference rent x (comparison index/reference index)

The first indexation will be made on the date specified in Article 5 of Chapter B by taking:

-	as reference rent, the rent specified in Article 4 of Chapter B,

-	as reference index, the last index published by INSEE on the Effective Date of the Lease referred to in Article 5 of Chapter B,

-	as comparison index, the index of the same quarter of the following year.

The following indexations will be carried out on each anniversary of the Effective Date of the Lease by taking:

-	as reference rent, the rent in effect at the time of indexing,

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-	as reference index, the comparison index used in the previous rent indexation,

-	as comparison index, the index of the same quarter of the following year.

4.3.2 Upon termination of publication or disappearance of the index selected for rent indexation before the expiration of the Lease, and if a new index was published replacing the current one, the rent will be indexed as of right to this new index and the shift from the previous index to the new index will be performed by using the required revaluation rate.

If no replacement index is published, the Parties agree to replace it with an index chosen by mutual agreement.

Failing agreement between the parties, the replacement index will be determined by an expert appointed by the parties.

In the event of disagreement on the expert’s name, the same shall be appointed by the President of the High Court from the location of the Building at the request of the first party to take action.

The expert fees shall be borne equally by both parties.

4.4 Payment methods

All sums payable by the Lessee to the Lessor under any rents, charges and taxes will be paid by bank transfer.

4.5 Late charges

4.5.1 If the rent is not paid by the Lessee within the period specified in Article 4.2 above, it will be subject to interest at the Money Market Average Monthly Rate, increased by 4.5 points, with a minimum of 10%; such interest shall be calculated from the date of the notice contained in the registered letter with acknowledgment of receipt sent by the Lessor to the Lessee, without prejudice to the right reserved to the Lessor to use the termination clause set forth in Article 16 of this Chapter A.

The reference period for the rate calculation will be determined by the

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Money Market Average Monthly Rate of the previous month.

4.5.2 Upon termination of publication or disappearance of the Money Market Average Monthly Rate and if the rent is not paid by the Lessee within the period specified in Article 4.2 above, the rent will be subject to interest at a rate equal to the arithmetic mean of the EONIA [Euro Overnight Index Average] rate fixed for each day of the previous calendar month, increased by 4.5 points, with a minimum rate of 10%; such interest shall be calculated from the date of the notice contained in the registered letter with acknowledgment of receipt sent by the Lessor to the Lessee, without prejudice to the right reserved to the Lessor to use the termination clause stipulated in Article 16 of this Chapter A.

4.5.3 The Lessee shall also be liable to the Lessor for all the charges, in particular the reminder, notice and litigation charges resulting from his delay and in the event of judicial proceedings, he shall reimburse the Lessor, in addition to the costs, the lawyer’s fees and any other expenses that he had to bear.

Article 5 – Security deposit

In order to guarantee the execution of this Lease, the Lessee shall pay today a security deposit equivalent to three (3) months rent, excluding fees, charges and taxes as set out in Article 6 of Chapter B.

This deposit will not be interest bearing and is applied to the execution of all charges, terms and conditions of this Lease and to the guarantee of payment of the rent and its accessories. In the event of change in rent, the security deposit will be changed in the same proportion so that it is always equal to at least three (3) months rent excluding fees, charges and taxes.

The security deposit will be applied upon the expiration of the Lease or at its early termination, for any reason whatsoever, upon the payment of all sums owed by the Lessee to the Lessor, provided that the Lessee shall in no case deduct from this deposit the installments of rent and charges.

Article 6 – Possession of the Leased Premises

6.1 The Lessee shall take the Leased Premises in their condition without being able to require the Lessor, when taking possession or during the Lease, to provide

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any fixture or equipment of any kind whatsoever.

6.2 A schedule of conditions will be established in the presence of both parties or, if necessary, by a bailiff, and at the Lessee’s expense, at the initial access of the Lessee to the Leased Premises (Initial Schedule of Condition). If, for any reason, the Initial Schedule of Condition is not prepared, and in particular if the Lessee is absent, the Leased Premises shall be deemed to have been rented as new.

Article 7 – Refurnishing of the Leased Premises

The Lessee shall keep the Leased Premises constantly garnished with furniture, furnishings, equipment and goods in quantity and value sufficient to meet the payment of rent and expenses, and the fulfillment of the conditions of this Lease.

Article 8 – Rental charges and conditions

The Lessee undertakes:

8.1 To use the Leased Premises in a prudent and responsible fashion and according to the destination that has been given to them by the Lease;

8.2 To keep the Leased Premises, equipment and heavy equipment (air conditioning, ventilation, elevator in particular) throughout the term of the Lease and/or its automatic extension and/or renewal thereof in good state of repair, operation, safety and cleanliness, and to perform at his expense, as provided for in Article 8.5 below, any rental, repair and replacement work that may be necessary, without any distinction under the Leased Premises, of their equipment and heavy equipment (air conditioning, ventilation, elevator in particular), and the work of compliance of the Leased Premises, their equipment and heavy equipment with the current and future regulations, for example with respect to elevators, health, safety, labor legislation, disabled standards, air conditioning, requirements which may be imposed by the laws called “Grenelle I” (Law No. 2009-967 of August 3, 2009 of programming related to the implementation of Grenelle de l’environnement) and “Grenelle II” (Law No. 2010-788 of July 12, 2010 on the national environment commitment) and all implementing regulations, and any other repairs.

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The work related to the items specifically listed in Article 606 of the Civil Code will remain under the Lessor’s responsibility.

The Lessor will also be responsible for the work related to the items specifically listed in Article 606 of the Civil Code and to the heavy equipment if work is required due to their obsolescence, provided that the obsolescence does not originate in a lack of maintenance by the Lessee. The work related to the same menus equipment even caused by the obsolescence will be borne by the Lessee, as the latter occupies the major part of the Leased Premises under the Initial Lease.

In all cases, the Lessee shall remain liable for the consequences that may result from the execution or non-execution of repairs incumbent upon him.

He will also be required to carry out the work required by the Administration in the Leased Premises or on the equipment and heavy equipment in the Leased Premises, in particular in terms of health, safety, etc.

The Lessor generally reserves the right to make any changes or modifications to the common areas, without prior agreement of the Lessee, notwithstanding Article 1723 of the Civil Code;

8.3 To bear, without compensation and without recourse against the Lessor, all repairs, all work, all modifications, elevations or even new constructions made in the Building regardless of the inconvenience and time, even if the latter exceeds forty (40) days. The Lessor however undertakes to do its utmost to ensure that the completion and the duration of these works cause minimum inconvenience to the Lessee;

8.4 To submit, at his own expense and without delay, all casings and decorations, furniture, drapes, various fittings, pipes and devices whose removal would be necessary to carry out the work and search for and repair the leaks of all kinds;

8.5 Not to make any change in distribution, demolition or construction, wall drilling or modification in the base building systems, without being expressly authorized in advance and in writing by the Lessor, without the administrative authorizations that may be necessary and without subscribing to the appropriate insurance.

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It is stated that any authorization of the Lessor granted to the Lessee for the performance of work does not engage the responsibility of the Lessor if such work is not feasible or is more costly in the Leased Premises due to the inadequacy of the Leased Premises to the said work or inability to obtain any necessary administrative authorizations. Similarly, if due to the work done by the Lessee, work of any nature whatsoever, including that charged to him under Article 8.2 above, must be performed, the Lessee shall be personally responsible for it, and the Lessor may not be held responsible in any way in this regard.

The authorized work must be performed under the responsibility of the Lessee and under the supervision of the Lessor’s architect, whose fees will be paid by the Lessee.

All fixtures, improvements and embellishments, installations and other constructions, including fixed, movable and removable partitions, made by the Lessee from the signing hereof and during this Lease, will become, by accession and without compensation, the Lessor’s property at the expiration of this Lease, unless the Lessor prefers to request the restoration to original state at the end of the Lease at the sole expense of the Lessee;

8.6 To avoid noisy, dangerous, inconvenient or unhealthy activity, to refrain from throwing or allowing corrosive substances to be thrown into sewers and drains, to do nothing in general that could clog the said pipes;

8.7 To place plates, signs, banners, placards or paintings on doors, windows, facades, only expressly authorized in advance and in writing by the Lessor, and subject to any administrative or other authorization that the Lessee shall obtain at his sole expense;

8.8 To pay back to the Lessor all the sums paid in advance and resulting from failure to perform the obligations for which the Lessee is responsible under this Lease, with the specification that in the event of the Lessee’s failure to perform the obligations mentioned above, the Lessor reserves the right to carry out by himself all the repairs and work necessary for the good condition of the Leased Premises, at the Lessee’s expense, in which case the latter will allow free access to the Leased Premises to the Lessor and his agents and/or contractors;

8.9 Not to obstruct the work that the Lessor deems fit to perform both in the Building and in the Leased Premises. It is stated that the Lessor reserves the right to affix to the Building one or

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more advertising signs.

Article 9 – Compliance with the regulations in force

9.1 For the operation of his business, the Lessee shall comply with the condominium regulations and with any amendments thereto, with the Building rules, with the specifications and easements, with the administrative laws, regulations and requirements, in particular related to road system, sanitation, police and labor regulations, so that the Lessor is never disturbed or sought.

9.2 The Lessee shall be responsible for all the security measures required by law or by regulations of any kind, in particular for the exercise of his business during the term of the Lease and its possible renewals.

9.3 It is further expressly agreed that, if as a result of a breach of the special regulations related to the Lessee’s business or to the use of the Leased Premises, the Lessee or the Lessor orders the temporary or permanent closure of the Leased Premises, the same will not result in the Lease termination, or in the reduction or elimination of the financial expenses which the Lessee is required to pay under this Lease, without prejudice to the rights reserved to the Lessor to terminate the Lease Agreement for failure to use the Leased Premises. Therefore, throughout the length of such possible closure, he will remain liable to pay the rent and other charges stipulated in the Lease and also to perform all the terms and conditions of this Lease. Moreover, the Lessee undertakes to complete all procedures, work or other things, necessary for the resumption of business.

9.4 Specific requirements

9.4.1 The Lessee undertakes not to use even temporarily or intermittently any gallery, sidewalk, hallway, etc. to perform any packing or unpacking, to expose any goods, to place counters, vending machines, kiosks or other facilities.

9.4.2 The Lessee undertakes:

- not to use any loudspeaker or other means of communication that can be heard outside the Leased Premises; also not to use any electrical appliance disturbing radio telephone hearings, television or internet, without providing such appliances with devices making it possible to avoid any neighborhood disturbance,

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- not to use any slow combustion device or any products which may cause disturbance to the environment or health,

- not to install in the Leased Premises any machine other than office or likely to cause any neighborhood disturbance; to remove without delay those already installed if their operation, despite the precautions taken, motivated valid complaints of the other occupants of the Building or neighboring buildings.

9.4.3 The Lessee undertakes not to carry out under any circumstances the public sale of furniture or other objects in the Leased Premises.

9.4.4 The Lessee undertakes:

- to leave permanently clear of any furnishing object all corridors, elevator landings and emergency exits,

- not to burden the floors with a weight higher than what they can normally bear and, in case of doubt, to inquire the Lessor’s architect about such weight.

9.4.5 The Lessee undertakes:

- to refrain from any noisy, dangerous, inconvenient or unhealthy activities; to take all necessary measures to prevent any unpleasant odors; to refrain from throwing or allowing to be thrown products that are corrosive or that clog the pipes,

- refrain from any activities that could result in the entry and spread of rodents, insects and other pests,

- not to store inside or near the Leased Premises toxic, flammable and generally any hazardous materials,

- to refrain from exposing any item whatsoever on the windows and walls of the Building, or place anything on the supports.

9.4.6 The Lessee undertakes to ensure the good performance of his staff and visitors, in particular in order to avoid neighborhood disturbance, with the specification that the Lessee shall be liable for any damage made in the Leased Premises and in the common areas of the Building by his employees or visitors.

9.4.7 The Lessee undertakes to observe the rules of proper use and operation of the Building, as well as more

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generally to enforce the provisions thereof by his staff and by all the persons for whom he is responsible or with whom he deals (customers, suppliers, etc.).

9.4.8 The Lessee waives all third party claims or claims against the Lessor for any damage caused to the vehicles parked, by any cause and in particular by the operations of other users; the Lessee has to insure against these risks without recourse against the Lessor.

9.4.9 The Lessee waives all third party claims or claims against the Lessor under the use of parking lots.

Article 10 – Third party claims or against third parties and compensation of the Lessor

10.1 If nuisances, in particular noise, odors, heat or vibrations, were caused by the Lessee, his employees, customers or equipment belonging to him, and more generally because of his occupation of the Leased Premises and if they result in claims by the other occupants of the Building, neighbors or third parties, then the Lessee shall be personally responsible at his sole cost, risk and peril without the Lessor being ever sought or disturbed on this matter.

The Lessee expressly waives to seek the Lessor’s liability for disturbances or damage caused by neighbors or third parties, and for any reason whatsoever, in particular for the work done in neighboring buildings or on public roads, or for disturbances coming from their construction defects.

10.2 The Lessee undertakes to pay the Lessor all the sums chargeable to him due to non-compliance with the commitments made by the Lessee in Articles 8, 9 and 10.1 of this Lease.

Article 11 – Insurance

11.1 Respective commitments of the Lessor and Lessee

11.1.1 The Lessee shall insure and keep insured throughout the Lease his fixtures and equipment, furniture, materials and goods against the risks of fire, explosion, glass breakage and water damage, electrical damage, storms, hail, hurricanes, cyclones and tornadoes, snow,

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smoke, riot, civil unrest, acts of terrorism, attacks and vandalism, aircraft and aerial object crashes, land vehicle impact, travel expenses and replacement of such items as well as the loss of use, without any exception, with a reputable company, having its head office or a branch in France.

This insurance policy shall include a guarantee for claims by neighbors and third parties, as well as for loss of use.

The Lessee shall also sign a Civil Liability Insurance to cover all tangible or intangible bodily injury that may be caused to third parties from the occupation of the Leased Premises, from the fixtures and fittings, from the work performed or from his employees.

In the event of insufficient insurance to cover the risks above, the Lessee will be his own insurer.

11.1.2 The Lessor will insure the Building, including the common facilities and equipment, for the following risks:

- fire and lightning (new value),

- all explosions,

- electrical damage,

- aircraft and aerial object crashes,

- impact of a vehicle belonging to a third party,

- hurricane, cyclone and tornado, storm, hail,

- smoke,

- water damage,

- glass breakage,

- riots, civil unrest, acts of terrorism, attacks and vandalism,

- expert fees,

- loss of rent,

- theft.

11.1.3 In the event of claims covered by the warranties set forth above, the Lessor waives any claim that he would be entitled to exercise against the Lessee and his insurers and undertakes to obtain the same waiver from his insurers.

In return, in the event of claims covered by the warranties set forth above, the Lessee waives all claims against the Lessor and his insurers and undertakes to obtain the same waiver from his insurers.

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11.2 Payment of premiums

11.2.1 The Lessee shall bear the cost of premiums related to the policies underwritten by the Lessor in proportion to the area he occupies. He shall also bear all the premiums of policies that he is required to underwrite under the above provisions.

11.2.2 Moreover, the Lessee shall be able to justify at any time the validity of his insurance and of the payment of related premiums.

11.2.3 The Lessor reserves the right to require the Lessee at any time to underwrite any other complementary policies he deems necessary for increased risk due to his occupation of the Leased Premises; the same without the Lessor’s control or lack of control on the policies and premiums being able to entail his liability for lack of or insufficient insurance.

11.3 Particular clauses

11.3.1 The Lessee shall notify the Lessor of any changes or suspension of guarantees as well as in the event of termination of the insurance policies underwritten.

In the latter case, the termination shall take effect only one (1) month after the notification by the Lessee to the Lessor by registered letter with acknowledgment of receipt.

11.3.2 The Lessee shall provide the Lessor with a certified copy of his policies, or failing that, with a copy of a cover note, or a certificate of insurance from the insurance company stating the payment of premiums, before any start-up.

11.3.3 He will notify the Lessor by registered letter with acknowledgment of receipt within a reasonable time, of all claims, even if they result in no apparent damage, otherwise remaining liable for the damages, whose amount, following the failure or delay of such notification, could not be usefully claimed from the company that insures the Building.

11.3.4 If the Lessee fails to underwrite, renew or pay the policy premiums above, the Lessor reserves the right to do so and require reimbursement from the Lessee for the premiums thus paid.

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11.3.5 If the business carried out by the Lessee resulted in insurance premiums either for the Lessor or for co-tenants or neighbors, the Lessee will have to both compensate the Lessor for the amount of the additional premium paid by him and in any event to guarantee him against any claims by other tenants or neighbors, the same so that the Lessor perceives a rent net of all charges, fees, contributions and taxes.

11.3.6 The Lessee further undertakes to notify the Lessor of any increased risk that could result in a change in the insurance premium rates of the Building. If failing to comply with this provision, the Lessee undertakes to bear all the consequences.

11.3.7 The Lessee also undertakes to comply with any decision made by the Lessor to meet a technical change requested by the insurers or to comply with their recommendation; the Lessee shall install any fire fighting equipment under the regulations in force and to keep it in good condition.

11.3.8 If subleases or assignments are performed, the insurance agreements of subtenants or assignees must include a waiver of recourse against the Lessor, the tenant or the assignor and their respective insurers.

Article 12 – Claims

12.1 If, after a fire, explosion, of whatever origin, or any disaster, the Leased Premises are completely destroyed, this Lease is terminated automatically, without compensation of both sides.

12.2 Notwithstanding Article 1722 of the Civil Code, if the Building is partially destroyed, without affecting the Leased Premises, the Lease will continue without the possibility of termination by the Lessee.

In the event of partial disaster in the Building affecting the Leased Premises, the Lessee may request termination of the Lease if the reconstruction work cannot be completed within six (6) months from the occurrence of the disaster.

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Article 13 – Taxes – Charges and subscriptions

The Lessee shall reimburse the Lessor all the expenses incurred by the latter in respect of the Leased Premises and/or the Building, so that the rent is net of all charges, fees and taxes for the Lessor. To this end, the Lessee shall bear in particular the expenses, fees and taxes set out below.

13.1 The Lessee undertakes to bear all the fees and taxes of any kind whatsoever, present or future, including those that are or will be legally or statutorily borne by the Lessor, in particular the property tax, the office tax, the tax on commercial premises and storage facilities, the tax on garbage collection, the sweeping tax, the territorial economic contribution and all the new municipal or other contributions that can be created in any denomination whatsoever and related both to the Building and to the Leased Premises. He will reimburse the Lessor, upon request, for any sum paid by him in this regard.

13.2 The Lessee shall perform all subscriptions to water, electricity, phone, paying regularly the premiums and contributions on their maturity, so that the Lessor is not disturbed on this matter.

The Lessee may not claim any compensation in the event of shutdown of supplies, electricity, telephone or other technical supplies.

13.3 The Lessee shall reimburse the Lessor all the expenses related to the Leased Premises and common expenses of the Building, such as, where appropriate, co-ownership, management (premiums related to the insurance agreements concluded by the Lessor, technical and rental management fees, etc.) and any other work of Article 8.2, and that related to the Leased Premises and referred to in Article 8.2 that the Lessor would have paid in lieu of the Lessee, subject to the exceptions for the work related to (i) the elements listed exhaustively in Article 606 of the Civil Code and (ii) to the obsolescence for which the Lessor will be responsible under the strict conditions and limitations of Article 8.2.

The Lessee shall pay accrued expenses at the same time as the rent from the date specified in Chapter B. Each provision shall be equal to one quarter of the estimated budget of the year concerned.

The Lessor will close the accounts annually by applying the customary accounting policies and practices in the field. Therefore, he undertakes to provide the Lessee with an exact statement of the rental expenses by category and distribution base (calculated in particular according to the area of the Leased Premises, their location and use) with indication of the debit or

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credit balance for the past year. The statement will be sent to him within six (6) months of the end of the said year. The accounting documents will be made available to the Lessee.

This statement, following certification by the manager of the Building, will have a definitive nature, both towards the Lessor and the Lessee. If, at the end of the year, the provisions paid prove to be lower than the actual expenses, the Lessee undertakes to pay on the first call of the Lessor all the amounts that will be necessary to compensate for the total amount of the actual expenses. If the provisions paid are higher than the actual expenses of the past year, the overpaid amounts are deducted from the provisions of the current year. If the Lessee leaves, the amounts due to him will be claimed or the overpaid provisions will be refunded.

The above provisions may be amended accordingly.

They will be re-adjusted on December 31 of each year in order to always correspond to the quarter of the estimated budget for the coming year or, at least, to a quarter of the expenses of the previous year or of its estimated budget if such expenses are not stopped.

Article 14 – Sublease, assignment and lease management

14.1 Sublease

(a) Any sublease, total or partial, for a fee or free of charge, of all or part of the Leased Premises is expressly prohibited.

(b) To the extent that a sublease is authorized by the Lessor, the Lessee shall remain solely responsible for the full payment of rent and for the fulfillment of the terms and conditions of the Lease and undertakes to submit the sub-lease text to the prior written consent of the Lessor.

As the parties expressly agree that it is their mutual intention that the Leased Premises constitute a single indivisible whole, any authorization of one or more subleases shall not give direct right to the subtenant in respect of the Lessor and shall include especially an express waiver by the subtenant(s) of any action and any right to renew the sublease against the Lessor.

This article will be reproduced in all the sublease agreements.

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14.2 Assignment

(a) The Lessee may not assign his right to this Lease, except to the purchaser of his business (considered in its entirety), under penalty of nullity of the assignment granted in breach of this clause and even termination of this agreement, if the Lessor deems fit.

In the event of assignment, it must be expressly authorized in advance and in writing by the Lessor. In any event, the Lessee undertakes to remain guarantor jointly and severally with his assignee and all the subsequent assignees, for the payment of rents and charges and the fulfillment of the terms of this Lease.

The draft deed of assignment is notified to the Lessor by registered letter with acknowledgment of receipt one month before the scheduled date of completion.

The Lessee agrees that the deed of assignment should expressly contain the assignee’s commitment to solidarity towards the Lessor for all the assignor’s debts related to the Lease and existing on the date of assignment of the said Lease.

In the event that, in order to ensure all obligations under the Lease and its Appendices and the payment of all the amounts due for any reason whatsoever, in particular under the rents, charges, work, penalties and allowances, the Lessee provided the Lessor with a bank guarantee on first demand, a bank guarantee or any other guarantee as a substitute or supplement of the security deposit, the Lessee undertakes to obtain from the assignee a similar warranty deed in favor of the Lessor, his claimants or assigns, in particular any natural or legal person that would succeed him. The guarantee must be provided to the Lessor at the same time as the draft assignment and will be attached to the assignment deed to be signed by the parties and submitted to the Lessor.

(b) In order to be valid, any assignment must be evidenced by a notarial or private deed in the presence of the Lessor upon official invitation and notified to the Lessor in compliance with Article 1690 of the Civil Code.

An original copy of the assignment deed will be delivered to the Lessor upon such notification.

(c) The foregoing provisions shall apply to all the cases of assignment in any form whatsoever, as to the assignment of this Lease to any company.

[initials]

14.3 Common provisions on assignment and sublease

Regarding the change of use of the Leased Premises, objects of the sublease or assignment above, the Lessee will be personally responsible for all the administration claims in this regard and will assume full responsibility for the dispute or the payment of any taxes or duties that may be required so that the Lessor is never disturbed or sought in this regard.

14.4 Lease Management

The Lessee shall not assign the management of the Leased Premises under a lease-management, under penalty of nullity of the lease management granted in breach of this clause and even termination of this agreement, if the Lessor deems fit.

The Lessee shall personally use the Leased Premises.

Article 15 – Visit and restitution of the Leased Premises

15.1 The Lessee shall allow the Lessor (in the person of his representatives or agents or contractors) to visit the Leased Premises whenever he deems necessary, provided that the Lessee is informed of the visit of the Lessor or his representatives 48 hours in advance. He will in particular allow the access of architects, experts, entrepreneurs and their staff for all the required work, expertise, surveys and inspections.

15.2 At the end of the Lease or upon its completion for any reason whatsoever, the Lessee shall restore the Leased Premises to their original configuration and condition as they emerge from the Initial Schedule of Condition.

Two (2) months before his leave, the Lessee shall have the architect, or any other representative of the Lessor, note the repairs that may be due, and carry out the necessary repairs and cleaning. Then an inventory of fixtures in the presence of both parties will be performed, which will be compared to the Initial Schedule of Condition in order to evaluate the work to be borne by the Lessee.

On the actual departure date of the Lessee, an End-of-Lease Inspection will be established in the presence of both parties, or if necessary, by a bailiff and at the Lessee’s expense (End-of-Lease Inspection). The End-of-Lease Inspection will be

[initials]

compared to the Initial Schedule of Condition in order to evaluate the work to be borne by the Lessee.

Before moving, the Lessee shall pay all the terms of rent or any other amounts for which he may be liable in respect of the Lessor and must prove by presentation of receipts the payment of all his personal or other contributions related to the Leased Premises.

The Lessee will return the keys on the day of moving, and the acceptance thereof by the Lessor will not affect his right to claim against the Lessee the cost of repairs of any kind that the latter is liable to under the law and the terms and conditions of the Lease.

If the Lessee remains in the Leased Premises after the expiration of the Lease or if the rental repairs are not fully made, the Lessee shall pay the Lessor an annual occupancy fee equal to one and half (1.5) the amount of the annual rent, prorated.

Article 16 – Termination clause

16.1 It is expressly stated that in the event of non-payment at maturity of any of the terms of the agreed rent (including expenses and services) or of an occupancy fee, of any additional rent, occupancy fee, security deposit or charges, whether they derive from an amicable agreement by and between the parties or from a court order, or from the amount of accessories, as well as from the amount of any prosecution charges due under this Lease or under the law as in the event of non-compliance with any provision of the Lease, the Lessor shall be entitled to automatically terminate this Lease notwithstanding any consignments or subsequent actual deals, following the Lessee’s notification of a command to pay or execute by extrajudicial document remained unanswered for a period of one (1) month.

16.2 If the Lessee refuses to leave the Leased Premises, a summary order issued by the President of the High Court from the location of the Building will be sufficient to force him, in which case the deposit security will remain acquired by the Lessor as compensation without prejudice to his right to any damages.

16.3 In case of payment by check or direct debits on bank or postal account, the amount of rent and its accessories may be deemed settled

[initials]

only upon collection notwithstanding the delivery of any receipt.

Article 17 – Right of substitution of the Lessor

If, throughout the Lease or its possible renewal, the Lessor transfers ownership by all legal means to a third party of his choice, whether a natural or a legal person, the same will be automatically subrogated during this transfer to the Lessor in all the rights and obligations arising from this Lease, both actively and passively, without such substitution already accepted by the Lessee leading to innovation in this Lease.

In particular, the Lessee states already and as necessary, to accept that this Lease will continue under the same terms and conditions and that the security deposit is transferred to the purchaser.

Article 18 – Special conditions on the sale of the Building

It is already agreed between the parties that if a purchaser of the Building considered financing its acquisition through a property leasing agreement, this Lease will automatically continue between the finance lessee and the Lessee under the same terms and conditions, the finance lessee assuming the capacity as lessor throughout the financial leasing.

However, in order to help protect all the rights enjoyed by the Lessee under this Lease, it is already agreed that in such a case, the finance lessee will necessarily provide the Lessee with a letter from the finance lessor expressly confirming the following:

“We [•], acting as the owner of the Building leased to the company [•], declare that we have full knowledge of the lease agreement related to the Building and confirm to [•], Lessee, that if for any reason whatsoever the leasing agreement is canceled or comes to an end or is terminated or in the event of failure of exercise of option by the finance lessee at the end of the financial leasing, the finance lessor will be required to continue this Lease and/or its renewals under all its terms and conditions so that your rights are in no way altered.”

[initials]

Article 19 – Information of the Lessor

The Lessee undertakes to immediately notify the Lessor in the following cases:

-	in the event of change in its legal status (merger, takeover, change of object, etc.),

-	in the event of requisition. For this case, this Lease shall be automatically terminated or suspended under the terms and conditions of the requisition and, if necessary, after approval of the administration, without compensation.

Article 20 – Tolerances and authorizations

A tolerance shall never be considered a right or authorization of the Lessor that the latter may always end. The Lessee may rely on amendments hereto or authorizations only if they result from a written agreement.

Article 21 – Costs – Registration – Address for service – Jurisdiction

21.1 All the costs related to this Lease shall be borne by the Lessee, including the registration costs of this Lease.

21.2 The Lessor’s address for service is his head office. The Lessee’s address for service is the Leased Premises.

21.3 For all disputes related to the validity, performance or interpretation of this Agreement, the parties confer jurisdiction on the High Court from the location of the Building.

Article 22 – Natural and Technological Hazards

In compliance with the provisions Article L.125-5 of the Environmental Code and of the Decree of February 15, 2005 concerning the information of tenants of immovable properties on the major natural and technological hazards, the Lessor notifies the Lessee that to date, the Leased Premises depend on a building that:

[initials]

-	is not located in an area covered by an approved Plan for Prevention of Predictable Natural Hazards, or by a Mining Hazard Prevention Plan, or by a Technological Hazard Prevention Plan, and therefore provides him with a Hazard Report on June 28, 2013, which is enclosed to this Lease (Appendix 2). The Lessee declares to be personally responsible for these provisions and prohibits any action against the Lessor in this respect.

It is stated that the Natural and Technological Hazard Report has been prepared under the sole responsibility of the specialist surveyor appointed by the Lessor. Accordingly, the Lessor does not guarantee the completeness or content of such Report, the Lessee waiving any action and claims against the Lessor in this respect.

-	to his knowledge, has not suffered any claim resulting in an insurance compensation covering the risks of natural (Insurance Code, Art. L.125-2) or technological disasters (Insurance Code, Art. L.128-2).

Article 23 – Information on energy performance

In compliance with Article L.134-3 of the Building and Housing Code, the Lessor provided the Lessee with an energy performance diagnosis attached hereto (Appendix 3).

The Lessee declares to personally deal with the content of such energy performance diagnosis without recourse of any kind against the Lessor.

Article 24 – Environmental Appendix

In compliance with the provisions Article L.125-9 of the Environmental Code, the Environmental Appendix for the Leased Premises is attached hereto (Appendix 4).

The Parties undertake to complete the missing elements of the Environmental Appendix within three (3) months from the signing of this Agreement.

***

[initials]

Chapter B – Specific Conditions

Article 1 – Leased Premises, subject of this Lease (see Chapter A – Article 1)

1.1	Address of the Building: Paris (75009), 10 boulevard Haussmann.

1.2	Leased Premises:

-	Approximately 2,286 m2 of offices located as follows:

•	Approximately 598 m2 of offices located on the 2nd floor of the Building, share of common areas included;
•	Approximately 598 m2 located on the 3rd floor of the Building, share of common areas included;
•	Approximately 596 m2 located on the 4th floor of the Building, share of common areas included;
•	Approximately 494 m2 located on the 5th floor of the Building, share of common areas included;

-	Approximately 288 m2 of offices located in the 1st basement of the Building, share of common areas included;

-	14 parking spaces located on the 3rd basement of the Building and corresponding to the following lots:

•	lots No. 9018 to 9023;
•	lots 9025 to 9034.

The Leased Premises are identified on the attached maps (Appendix 1).

1.3	Taking possession of the Leased Premises:

1.3.1 As the Lessee has already been in the Premises of the Initial Lease, an Initial Schedule of Condition for these premises is not required.

Accordingly, for the Premises of the Initial Lease, the End-of-Lease Inspection will be drawn in comparison with the Initial Schedule of Condition of the Initial Lease in order to determine the restoration obligations incumbent on the Lessee at the end of use of the Premises of the Initial Lease.

1.3.2 On the contrary, regarding the New Premises, an Initial Schedule of Condition will be performed under the terms of Article 6.2 of Chapter A.

[initials]

Accordingly, for the New Premises, the End-of-Lease Inspection will be drawn in comparison with the Initial Schedule of Condition of the Lease in order to determine the restoration obligations incumbent on the Lessee at the end of use of the New Premises.

Article 2 – Effective Date of the Lease/Term (see Chapter A – Article 2)

2.1	Effective Date of the Lease: September 1, 2013.

2.2	Notwithstanding the provisions of Article L.145-4 of the Commercial Code, the Lessee waives his right to give notice for the first three-year period of the Lease, however will be able to give notice for February 28, 2018 under the terms and conditions of the Lease. Therefore, the Lease is concluded for a fixed and irreducible term of four (4) a half years from September 1, 2013 to February 28, 2018.

Therefore, the effects of any notice given by the Lessee for a date prior to February 28, 2018 will be automatically deferred to such date.

Article 3 – Authorized businesses (see Chapter A – Article 3)

3.1	Exclusive use of the Leased Premises: offices.

3.2	Lessee’s business: Wholesale trade (intercompany trade) of perfumery and beauty products.

Article 4 – Rent (see Chapter A – Article 4)

4.1	Annual rent excluding fees, charges, taxes and excluding insurance for the first year of the Lease: €1,541,520.00 (one million five hundred forty-one thousand five hundred twenty euros).

This rent will be indexed in compliance with the provisions of Article 4.3.1 of Chapter A.

For information purposes, the rent is broken down as follows:

-	Offices on the 2nd, 3rd, 4th and 5th floors: €620.00 excluding taxes/HCm2/year;

[initials]

-	Offices on the 1st basement: €300.00 excluding taxes/HC/m2/year;

-	Parking spaces: €2,700.00 excluding taxes/HC/unit/year.

4.2	The Lessor consents to the Lessee a rent-free period of ten (10) months from September 1, 2013, that is an amount of €1,284,600.00 (one million two hundred eighty-four thousand six hundred euros) so that the Lessee will be liable for the rent for the first time as of July 1, 2014. However, during this exemption period, the Lessee shall be liable for all charges, fees, taxes and insurance on the Leased Premises. If this franchise is subject to VAT at the current rate, the Lessee undertakes to bear it entirely.

Article 5 – Rent indexation (see Chapter A – Article 4.3.1)

INSEE basic TARI (value and quarter): last TARI appeared on the Effective Date of the Lease.

Date of the first indexation: September 1, 2014.

Article 6 – Security deposit (see Chapter A – Article 5)

Amount of the security deposit: €385,380.00 (three hundred eighty-five thousand three hundred eighty euros).

Given that under the Initial Lease, the Lessee had paid a sum of €378,943.26 to the Lessor under the security deposit, the Lessee pays today to the Lessor an additional security deposit worth €6,436.74.

Article 7 – Charges (see Chapter A – Article 13)

Quarterly provision for charges, excluding fees, excluding taxes and excluding insurance under the 2013 budget: €53,131.00 (fifty-three thousand one hundred thirty-one euros).

Date of payment of the first installment of charges: Effective Date of the Lease.

[initials]

Article 8 – Sublease (see Chapter A – Article 14.1)

8.1 Notwithstanding Article 14.1 of Chapter A, the Lessee may sublease the Leased Premises only partially to any company within the same group or tied to him by family relationships within the meaning of Article L.233-1 of the Commercial Code.

This family relationship must be maintained throughout the sublease, which may not exceed the remaining term of the Lease; the said subleases may intervene only after the express written consent of the Lessor.

8.2 Similarly, under the same conditions, the Lessee may sublease to all external companies throughout the fixed term of the Lease, from September 1, 2013 to February 28, 2018, excluding any other period.

8.3 The authorization to sublease is granted on the express condition that the Lessee’s subtenants observe the terms and conditions of the Lease and may not have any right enforceable against the Lessor, as the latter does not wish to have any legal relationship with them.

Any sublease shall specify that the Leased Premises form, in law and in fact, a single indivisible whole in the mutual intention of the parties.

8.4 In any event, the subleased spaces may not be greater than 50% (fifty percent) of the rented spaces.

8.5 It is recalled that any total sublease is prohibited.

8.6 At the expiration of the Lease, the Lessor shall not be required to renew the sublease agreements, as the Lessee has to be personally responsible for the eviction of any subtenant.

8.7 All these provisions shall be brought to the attention of any subtenant, at the behest of the Lessee and under his responsibility before any sub-lease agreement, and the Lessee undertakes to enforce compliance with these clauses to any possible subtenant.

8.8 The Lessee shall provide the Lessor with a copy of every deed of sublease, within fifteen days of its signature.

8.9 All restoration work, consecutive to any subtenants, will be the sole responsibility of the Lessee, not only when they settle in but also when they leave.

[initials]

The assignment of a lease for any reason whatsoever, just like the end of the Lease will terminate ipso facto the subleases granted.

Article 9 – Sort of embellishments, improvements and fixtures (see Chapter A – Article 8)

Notwithstanding the provisions of Article 8.5 of Chapter A, at the end of use, the Lessor is prohibited to request restitution of the Leased Premises to their original state regarding any fixtures, improvements and embellishments made by the Lessee during the Lease.

However, this prohibition of the Lessor does not apply to the specific wiring or partitioning work already made by the Lessee under the Initial Lease or that the latter will achieve during the Lease for which the Lessor is entitled to request restitution of the Leased Premises to their original state.

Article 10 – Claims (see Chapter A – Article 12)

The third paragraph of Article 12 of Chapter A is amended as follows:

“If the Leased Premises are destroyed only in part, for any reason whatsoever, it is agreed that:

-	if the Lessee incurred serious problems in his operations and if the repair, restoration, reconstruction or replacement work of the damaged, degraded or destroyed parts must take longer than one year according to the Lessor’s architect, the Lessee and the Lessor may terminate the Lease by sending a registered letter with acknowledgment of receipt, without compensation of both sides, the same within 30 days of notification of the opinion of the Lessor’s architect,

-	if, conversely, the partial destruction of the Leased Premises did not cause a serious disturbance in the Lessee’s operation and if the repair, restoration, reconstruction or replacement work had to take less than one year, according to the Lessor’s architect, as well as if neither the Lessee nor the Lessor requested the termination of the Lease, under the above clause, the Lessor would undertake the repair, restoration, reconstruction or replacement work of the damaged, degraded

[initials]

or destroyed parts, preserving only the right to reimbursement of these repairs, restorations or replacements, both from his Insurance Company or, as appropriate, from the Lessee’s Insurance Company.

Due to the loss of use resulting from the partial destruction of the Leased Premises and the above work, the Lessee shall be entitled to a rent reduction calculated in relation to the length of the loss of use and the proportion of such loss, in relation to the Leased Premises.

The rent reduction above will be calculated according to the statements of the expert chosen by mutual agreement between the parties or, otherwise, designated by the President of the High Court of Paris ruling in interlocutory proceedings.

In this case, the Lessee already waives all claims with respect to the Lessor, both in terms of the loss of use and any rent reductions, set as described above.

In the different assumptions above, the Lessor will retain any rights against the Lessee if the total or partial destruction can be attributed to the latter.”

Appendices

The following Appendices are an integral part of the Lease:

Appendix 1          Map of the Leased Premises.

Appendix 2          Natural and Technological Hazard Report.

Appendix 3          Energy performance diagnosis.

Appendix 4          Environmental Appendix.

Drawn up in [handwritten:] Paris, in two copies, on 07/12/2013.

Lessor	Lessee

[signatures]	[signature]

APPENDICES

[signatures]

Appendix 1

[Floor Plans]

[signatures]

Appendix 2

[signatures]

[logo] Ministry of Ecology and Sustainable Development	Report No.: 1306241 Performed on 06/28/2013 by Gilles BOCQUEL	[logo] Bâti D.I.C.E.T.

Natural, Mining and Technological Hazard Report

pursuant to Articles L 125-5 et R 125-26 of the Environmental Code

1. This report on the duties, prohibitions, easements and requirements defined in relation to the natural, mining or technological hazards concerning the building is based on the information provided by the Prefectural Order

No. 2006-45-1	of February 14, 2006	Updated on	04/14/2008
Information about the (future or existing) property
2. Address common		postal code
10 BOULEVARD HAUSSMANN	or INSEE code	75009	PARIS

3. Building location in relation to one or several Plan(s) for Prevention of Natural Hazards (PPR n)

➢	The building is located within a PPRn	recommended	1 yes ☐	no ☐
	The building is located within a PPRn	applied in advance	1 yes ☐	no ☐
	The building is located within a PPRn	approved	yes ☐	no ☒
1 if yes, the natural hazards considered are related to:

Flood ☐ Drought ☐ Earthquake ☐	Torrential flood ☐ Cyclone ☐ Volcano ☐	Landslide ☐ Rising groundwater ☐ others	Avalanche ☐ Forest fires ☐

extracts from reference documents attached to this report and providing the building location in relation to the [hazards] considered
The building is concerned by the work requirements in the natural PPR regulation	2 yes ☐	no ☐
2 if yes, the work prescribed by the regulation of natural PPR has been performed	yes ☐	no ☐

4. Building location in relation to one or several Plan(s) for Prevention of Mining Hazards (PPR m)

pursuant to Article L. 174-5 of the new Mining Code.

➢	The building is located within a mining PPR m	recommended	3 yes ☐	no ☒
	The building is located within a mining PPR m	applied in advance	3 yes ☐	no ☐
	The building is located within a mining PPR m	approved	3 yes ☐	no ☐
Landslide ☐		other

extracts from reference documents attached to this report and providing the building location in relation to the [hazards] considered
➢	The building is concerned by the work requirements in the mining PPR regulation	4 yes ☐	no ☒
4 if yes, the work prescribed by the regulation of mining PPR has been performed		yes ☐	no ☐

5. Building location in relation to one or several Plan(s) for Prevention of Technological Hazards (PPR t)

➢	The building is located within the perimeter of study of a recommended and not yet approved technological PPR	5 yes ☐	no ☒
5 if yes, the technological hazards taken into account in the prescription order are related to:

Toxic effect ☐	Thermal effect ☐	Overpressure effect ☐
➢	The building is located within the risk exposure area of an approved technological PPR	yes ☐	no ☒

extracts from reference documents attached to this report and providing the building location in relation to the [hazards] considered

Regulatory zoning map of PPRI of Paris - Regulatory scope of the quarry and pre-Ludian gypsum areas

➢	The building is concerned by the work requirements in the technological PPR regulation	6 yes ☐	no ☒
6 if yes, the work prescribed by the regulation of technological PPR has been performed		yes ☐	no ☐

6. Building location in relation to the regulatory zoning for seismic hazard assessment pursuant to Articles R563-4 and D563-8-1 of the Environmental Code.

The building is located in a seismic area	area 5 ☐ strong	area 4 ☐ mean	area 5 ☐ moderate	area 4 ☐ low	area 1 ☒ very low

7. Information on the claims paid by insurance after a natural, mining or technological disaster pursuant to Article L 125-5 (IV) of the Environmental Code.

➢	The information is mentioned in the authentic instrument evidencing the completion of the sale	yes ☐	no ☐

Seller/lessor - Purchaser/Lessee

8. Seller - Lessor delete as appropriate 9. ~~Purchaser~~ - Lessee Name delete as appropriate 10. Place/Date	[handwritten:] PATRIZIA GEWERBEINVEST Name COTY FRANCE PARIS [signature]	[signatures] First name 07/12/2013

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

APPENDICES

[1 - Regulatory zoning map of PPRI of Paris 8th]

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

[2 - Regulatory scope of the quarry and pre-Ludian gypsum areas]

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

3 - Summary of the orders concerning recognition of the state of natural disaster for Paris

Updated on March 2, 2012

County boroughs	Event	Onset of the event	End of the event	Date of the order
12th, 13th and 14th	Floods and mudslides	06/05/1983	06/06/1983	08/03/1983
12th, 13th and 14th	Floods and mudslides Hail/storm	06/05/1983	06/06/1983	09/10/1983
1st, 2nd, 3rd, 4th, 5th, 6th, 7th, 10th, 11th, 12th, 13th, 14th, 15th, 18th, 19th, 20th	Floods and mudslides	06/27/1990	06/27/1990	12/07/1990
PARIS	Floods and mudslides	05/31/1992	06/01/1992	10/20/1992
6th, 7th and 16th	Floods and mudslides	05/25/1992	05/25/1992	12/24/1992
20th	Floods and mudslides	04/29/1993	04/30/1993	09/28/1993
PARIS	Floods and mudslides	07/18/1994	07/19/1994	12/06/1994
PARIS	Floods and mudslides	05/30/1999	05/30/1999	07/21/1999
PARIS	Floods and mudslides landslide	12/25/1999	12/29/1999	12/29/1999
PARIS	Floods and mudslides	07/06/2001	07/07/2001	08/06/2001
9th and 18th	Floods and mudslides	05/31/2003	05/31/2003	10/03/2003
20th	Landslide and differential settlement	07/01/2003	09/30/2003	03/02/2006
8th and 16th	Floods and mudslides	06/23/2005	06/23/2005	04/11/2006

LIST OF ORDERS

CONCERNING RECOGNITION OF THE STATE OF NATURAL DISASTER

Towns unrecognized in the state of natural disaster

Updated on March 2, 2012

County boroughs	Event	Onset of the event	End of the event	Date of the order
17th	Floods and mudslides	08/05/2011	08/08/2011	01/30/2012

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

Appendix 3

[signatures]

[logo] Bâti D.I.C.E.T

Diagnostics Immobiliers, Conseils & Expertises Techniques

[Property Surveys, Consulting and Technical Expertise]

PROPERTY SURVEY

ENERGY PERFORMANCE

Tertiary

Reference:

1204052_Coty_PATRIZIA_GEWERBE_3_4_5

Particulars and descriptions

A	TASK
Energy performance diagnosis

B	GENERAL INFORMATION
B.1	BUILDING DESIGNATION	B.2	DESIGNATION OF THE PRIME CONTRACTOR

Type of building: Business premises - Offices

Location: 3rd - 4th and 5th floor

Date of license or construction: Before 1949

Address:  10 Boulevard HAUSMANN

75009 - PARIS

Owned by: PATRIZIA GEWERBE Invest

Name: WORKMAN TURNBULL Address: 3 RUE SCRIBE 75009 - PARIS Capacity: Agent
B.3		DOCUMENTS SUBMITTED – RESOURCES PROVIDED
None
B.4		TASK PERFORMANCE
Report No.: 1204052_COTY_P_G_3_4_5 Inspection performed by G. BOCQUEL on 4/04/2012 Certification No. 1877291 issued by: BUREAU VERITAS Certification Malpractice insurance policy: GAN No. 7862 - 7076		Coach: Issue of report: Validity: Ten years	The tenant 04/10/2012

C	TYPE OF PROPERTY – METHOD
Method 3 CL - DPE version 15 - Appendix 6.3 - Average energy price indexed on August 15, 2010

Caution: This file may be used only in its entirety.

Printed on 06/18/2012	Page 1/4

Bâti DICET- 24 avenue Cytarista 13 600 LA CIOTAT and 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE

Ltd. with a capital of €5,000.00 Corporate and Trade Register of EVRY 489 009 225 00017 - VAT FR 75 4890009225 - Malpractice insurance policy GAN No. 7862-7076 mob: 06 98 04 34 02 Tel - Fax: 01 60 14 61 96 Mail ghocquel@batidicet.com - Internet www.batidicet.com [signatures]

File reference: 1204052_COTY_P_G_3_5

Task information

Task definition

Purpose and content of the task:

The task is to achieve an Energy Performance Property Survey called “DPE” in accordance with Article 41 of Law 2004 - 1343 transposing into national law the European directive, the Decree 2006 - 1147 and the Orders of September 15, 2006, May 3, 2007 and March 21, 2011.

Limit of the task:

The task is conducted in accordance with the Appendices of September 15, 2006, May 3, 2007 and March 21, 2011, following the model set out in Appendix 6 with the 3 CL method version 15. The conventional assessment of the annual energy consumption costs (rate indexed on August 15, 2010).

In the absence of official documents with copies provided to the diagnostician during the visit, the information given such as date of construction, equipment replacement dates, areas and type and thickness of insulation, not accessible, used in the construction or to improve insulation, is the responsibility of the property owner.

Identification of the parts of the building that could not be visited

None

Observations / Various findings

Detailed heating and cooling costs obtained for 2010 only.

Subscriptions with EDF [Électricité de France]:

YELLOW rate

Subscribed power: NC

Electrical Safety:

The technical inspection does not cover the condition and conformity of the facilities. For the safety of people and property, the tenant or buyer must ensure that the facilities meet the regulations in force, that the annual regulatory inspections (Labor Code) have been performed and any possible reserves were eliminated.

Printed on 06/18/2012	Page 2/4
DPE 6.3

File reference: 1204052_COTY_P_G_3_5

ENERGY PERFORMANCE DIAGNOSIS - Tertiary (6.3)

File No.: 1204052_COTY_P_G_3_4_5 Inspection date: 04/05/2012	Date of validity 4/04/2022 Diagnostician: Gilles BOCQUEL
Building type: Offices Useful area (m2): about 1,688 Ceiling height: 2 m 50 Year of CP [construction permit] or construction: Before 1949	[logo] Bâti D.I.C.E.T	[stamp:] Société Nationale des Ingénieurs Professionnels de France [French Society of Professional Engineers] [signature]

Property designation: Address: 10 Boulevard HAUSMANN 75009 PARIS LOTS: 3rd - 4th and 5th Category: Old Renovated Type: Offices Number of levels: 8 - Basement level: 3

Owner designation:

PATRIZIA GEWERBE Invest

c/o Workman Turnbul 3 RUE SCRIBE - 75009 PARIS

Manager of the common facilities (Syndic):

Name: TELMMA 103 rue des 3 Fontanots

92022 NANTERRE CEDEX 01 55 69 42 00

Annual energy consumption:

Obtained through the building energy invoices for the years 2009-2011 - Energy price indexed on August 15, 2010.

	Annual average of records or invoices	Final energy consumption	Primary energy consumption	Annual energy costs
	By energy in the original unit (if available)	In kWhEF	In kWhEP	€ inclusive of all taxes
Heating DHW [domestic hot water]		130,432	130,432	€8,284
Cooling		192,038	495,457	€8,781
Subscription				€15,601
Overall		322,470	625,889	€32,772

Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Conventional consumption: 384 kWhegp/m2.yea	Emission estimate: 28 kgeqco2/m2.year
Efficient building	low GHG emissions

Building with high energy consumption	high GHG emissions

Printed on 06/18/2012	Page 3/4
DPE 6.3

File reference: 1204052_COTY_P_G_3_5

Description of the lot offered for sale and its equipment

Lot	Heating and cooling	Domestic hot water
Walls: 65 cm Freestone Insulation: Plasterboard + Polystyrene (partial)	System: CPCU [Compagnie Parisienne de Chauffage Urbain (District Heating Parisian Company)] with ATP [air treatment plant] and CARRIER fan coil	System: Electric water heater tanks Capacity: 30 liters In GT [gestion technique (technical management)] or comfort stations
Roofing: Other offices Concrete slab Insulation: Not applicable	Transmitters: CARRIER cassettes in false ceilings Individual remote control management
Joinery: Wood Double glazing 4/12/4	Air conditioning: CLIM Espace Cooling unit: CARRIE 1.8 kW About 20 per level	Other:
Low floor: Other offices Concrete slab Insulation: Not applicable	Ventilation: CMV [controlled mechanical ventilation] / comfort stations Roof extractors
Renewable energy: No	Amount of energy from renewable sources: 0 kW hEP/m2.year
Type of equipment that uses renewable energies: None

(NC) Not controllable

Reason for diagnosis

-       To inform the future buyer or tenant;

-       To compare various premises;

-       To encourage carrying out energy saving work and contributing to the reduction of greenhouse gas emissions.

Invoices and energy performance

Consumption is estimated based on the energy invoices and records of energy meters. The consumption above reflects a level of consumption noted. These levels of consumption can vary significantly depending on the quality of the building, the equipment installed and the mode of management and use adopted over the measurement period.

Final energy and primary energy

The final energy is the energy you use at home (gas, electricity, fuel oil, wood, etc.). In order to use these energies, they had to be extracted, distributed, stored, produced and therefore more energy was spent than what you use at the end. The primary energy is the sum of all the energy consumed.

Changes in the calculation conventions and energy prices

The calculation of energy consumption and costs involves values that vary significantly over time. The specification “energy price on...” indicates the date of the Order in force at the time of making the diagnosis. It reflects the average energy prices that the Energy Observatory records at the national level.

Constitution of the energy label

The energy consumption indicated on the energy label is the result of conversion into primary energy of the property energy consumption indicated by the meter readings or records.

Renewable energy

It appears on this page separately. The only ones estimated are the amounts of renewable energy produced by the equipment permanently installed and used in the private parts of the lot.

Advice for proper use

In addition to improving its premise (see next page), there are a multitude of non-expensive or very inexpensive measures that save energy and reduce the greenhouse gas emissions. These measures concern in particular heating and cooling, hot water, summer comfort, lighting, etc.

Energy manager

- Establish an energy planning adapted to your company.

Comments:

For further information: www.ademe.fr

Printed on 06/18/2012	Page 4/4
DPE 6.3

APPENDICES

[signatures]

Appendix 1

[Floor Plans]

[signatures]

Appendix 2

[signatures]

[logo] Ministry of Ecology and Sustainable Development	Report No.: 1306241 Performed on 06/28/2013 by Gilles BOCQUEL	[logo] Bâti D.I.C.E.T

Natural, Mining and Technological Hazard Report

pursuant to Articles L 125-5 et R 125-26 of the Environmental Code

1. This report on the duties, prohibitions, easements and requirements defined in relation to the natural, mining or technological hazards concerning the building is based on the information provided by the Prefectural Order

No. 2006-45-1	of February 14, 2006	Updated on	04/14/2008

Information about the (future or existing) property

2. Address	common		postal code
10 BOULEVARD HAUSSMANN		or INSEE code	75009	PARIS

3. Building location in relation to one or several Plan(s) for Prevention of Natural Hazards (PPR n)

➢	The building is located within a PPRn	recommended	1 yes ☐	no ☐
	The building is located within a PPRn	applied in advance	1 yes ☐	no ☐
	The building is located within a PPRn	approved	yes ☐	no ☒
1 if yes, the natural hazards considered are related to:
Flood ☐ Drought ☐ Earthquake ☐	Torrential flood ☐ Cyclone ☐ Volcano ☐	Landslide ☐ Rising groundwater ☐ other	Avalanche ☐ Forest fires ☐

extracts from reference documents attached to this report and providing the building location in relation to the [hazards] considered

The building is concerned by the work requirements in the natural PPR regulation	2 yes ☐	no ☐
2 if yes, the work prescribed by the regulation of natural PPR has been performed	yes ☐	no ☐

4. Building location in relation to one or several Plan(s) for Prevention of Mining Hazards (PPR m)
pursuant to Article L. 174-5 of the new Mining Code.

➢	The building is located within a mining PPR m	recommended	3 yes ☐	no ☒
	The building is located within a mining PPR m	applied in advance	3 yes ☐	no ☐
	The building is located within a mining PPR m	approved	3 yes ☐	no ☐
Landslide ☐		other

extracts from reference documents attached to this report and providing the building location in relation to the [hazards] considered

➢	The building is concerned by the work requirements in the mining PPR regulation	4 yes ☐	no ☒
	4 if yes, the work prescribed by the regulation of mining PPR has been performed	yes ☐	no ☐

5. Building location in relation to one or several Plan(s) for Prevention of Technological Hazards (PPR t)

➢	The building is located within the perimeter of study of a recommended and not yet approved technological PPR	5 yes ☐	no ☒
5 if yes, the technological hazards taken into account in the prescription order are related to:

Toxic effect ☐	Thermal effect ☐	Overpressure effect ☐
➢	The building is located within the risk exposure area of an approved technological PPR	yes ☐	no ☒
extracts from reference documents attached to this report and providing the building location in relation to the [hazards] considered
Regulatory zoning map of PPRI of Paris - Regulatory scope of the quarry and pre-Ludian gypsum areas
➢	The building is concerned by the work requirements in the technological PPR regulation	6 yes ☐	no ☒
	6 if yes, the work prescribed by the regulation of technological PPR has been performed	yes ☐	no ☐

6. Building location in relation to the regulatory zoning for seismic hazard assessment pursuant to Articles R563-4 and D563-8-1 of the Environmental Code.

The building is located in a seismic area	area 5 ☐ strong	area 4 ☐ mean	area 5 ☐ moderate	area 4 ☐ low	area 1 ☒ very low

7. Information on the claims paid by insurance after a natural, mining or technological disaster pursuant to Article L 125-5 (IV) of the Environmental Code.

➢	The information is mentioned in the authentic instrument evidencing the completion of the sale	yes ☐	no ☐

Seller/lessor - Purchaser/Lessee

8. Seller - Lessor delete as appropriate 9. ~~Purchaser~~ - Lessee Name delete as appropriate 10. Place/Date	[handwritten:] PATRIZIA GEWERBEINVEST Name COTY FRANCE PARIS [signature]	[signatures] 07/12/2013	First name

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

APPENDICES

[1 - Regulatory zoning map of PPRI of Paris 8th]

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

[2 - Regulatory scope of the quarry and pre-Ludian gypsum areas]

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

3 - Summary of the orders concerning recognition of the state of natural disaster for Paris

Updated on March 2, 2012

County boroughs	Event	Onset of the event	End of the event	Date of the order
12th, 13th and 14th	Floods and mudslides	06/05/1983	06/06/1983	08/03/1983
12th, 13th and 14th	Floods and mudslides Hail/storm	06/05/1983	06/06/1983	09/10/1983
1st, 2nd, 3rd, 4th, 5th, 6th, 7th, 10th, 11th, 12th, 13th, 14th, 15th, 18th, 19th, 20th	Floods and mudslides	06/27/1990	06/27/1990	12/07/1990
PARIS	Floods and mudslides	05/31/1992	06/01/1992	10/20/1992
6th, 7th and 16th	Floods and mudslides	05/25/1992	05/25/1992	12/24/1992
20th	Floods and mudslides	04/29/1993	04/30/1993	09/28/1993
PARIS	Floods and mudslides	07/18/1994	07/19/1994	12/06/1994
PARIS	Floods and mudslides	05/30/1999	05/30/1999	07/21/1999
PARIS	Floods and mudslides landslide	12/25/1999	12/29/1999	12/29/1999
PARIS	Floods and mudslides	07/06/2001	07/07/2001	08/06/2001
9th and 18th	Floods and mudslides	05/31/2003	05/31/2003	10/03/2003
20th	Landslide and differential settlement	07/01/2003	09/30/2003	03/02/2006
8th and 16th	Floods and mudslides	06/23/2005	06/23/2005	04/11/2006

LIST OF ORDERS

CONCERNING RECOGNITION OF THE STATE OF NATURAL DISASTER

Towns unrecognized in the state of natural disaster

Updated on March 2, 2012

County boroughs	Event	Onset of the event	End of the event	Date of the order
17th	Floods and mudslides	08/05/2011	08/08/2011	01/30/2012

Bâti DICET - 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE - Corporate and Trade Register of EVRY 489 009 225 00017

Tel 01 60 14 61 96 - Fax 01 70 24 71 58 - mob 06 98 04 34 02 - www.batidicet.com - gbocquel@batidicet.com [signatures]

Appendix 3

[signatures]

[logo] Bâti D.I.C.E.T

Diagnostics Immobiliers, Conseils & Expertises Techniques

PROPERTY SURVEY

ENERGY PERFORMANCE

Tertiary

Reference:

1204052_Coty_PATRIZIA_GEWERBE_3_4_5

Particulars and descriptions

A	TASK
Energy performance diagnosis

B	GENERAL INFORMATION
B.1	BUILDING DESIGNATION	B.2	DESIGNATION OF THE PRIME CONTRACTOR

Type of building: Business premises - Offices

Location: 3rd - 4th and 5th floor

Date of license or construction: Before 1949

Address: 10 Boulevard HAUSMANN

75009 - PARIS

Owned by: PATRIZIA GEWERBE Invest

Name: WORKMAN TURNBULL Address: 3 RUE SCRIBE 75009 - PARIS Capacity: Agent
B.3		DOCUMENTS SUBMITTED - RESOURCES PROVIDED
None
B.4		TASK PERFORMANCE
Report No.: 1204052_COTY_P_G_3_4_5 Inspection performed by G. BOCQUEL on 4/04/2012 Certification No. 1877291 issued by: BUREAU VERITAS Certification Malpractice insurance policy: GAN No. 7862 - 7076		Coach: Issue of report: Validity: Ten years	The tenant 04/10/2012

C	TYPE OF PROPERTY - METHOD
Method 3 CL - DPE version 15 - Appendix 6.3 - Average energy price indexed on August 15, 2010

Caution: This file may be used only in its entirety.

Printed on 06/18/2012	Page 1/4

Bâti DICET- 24 avenue Cytarista 13 600 LA CIOTAT and 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE

Ltd. with a capital of €5,000.00 Corporate and Trade Register of EVRY 489 009 225 00017 - VAT FR 75 4890009225 - Malpractice insurance policy GAN no. 7862-7076 mob: 06 98 04 34 02 Tel - Fax: 01 60 14 61 96 Mail ghocquel@batidicet.com - Internet www.batidicet.com [signatures]

File reference: 1204052_COTY_P_G_3_5

Task information

Task definition

Purpose and content of the task:

The task is to achieve an Energy Performance Property Survey called “DPE” in accordance with Article 41 of Law 2004 - 1343 transposing into national law the European directive, the Decree 2006 - 1147 and the Orders of September 15, 2006, May 3, 2007 and March 21, 2011.

Limit of the task:

The task is conducted in accordance with the Appendices of September 15, 2006, May 3, 2007 and March 21, 2011, following the model set out in Appendix 6 with the 3 CL method version 15. The conventional assessment of the annual energy consumption costs (rate indexed on August 15, 2010).

In the absence of official documents with copies provided to the diagnostician during the visit, the information given such as date of construction, equipment replacement dates, areas and type and thickness of insulation, not accessible, used in the construction or to improve insulation, is the responsibility of the property owner.

Identification of the parts of building that could not be visited

None

Observations / Various findings

Detailed heating and cooling costs obtained for the year 2010 only.

Subscriptions with EDF:

YELLOW rate

Subscribed power: NC

Electrical Safety:

The technical inspection does not cover the condition and conformity of the facilities. For the safety of people and property, the tenant or buyer must ensure that the facilities meet the regulations in force, that the annual regulatory inspections (Labor Code) have been performed and any possible reserves were eliminated.

Printed on 06/18/2012	Page 2/4
DPE 6.3

File reference: 1204052_COTY_P_G_3_5

ENERGY PERFORMANCE DIAGNOSIS - Tertiary (6.3)

File No.: 1204052_COTY_P_G_3_4_5 Inspection date: 04/05/2012	Date of validity 4/04/2022 Diagnostician: Gilles BOCQUEL
Building type: Offices
Useful area (m2): about 1,688 Ceiling height: 2 m 50 Year of CP or construction: Before 1949	[logo] Bâti D.I.C.E.T	[stamp:] Société Nationale des Ingénieurs Professionnels de France [French Society of Professional Engineers] [signature]

Property designation: Address: 10 Boulevard HAUSMANN 75009 PARIS LOTS: 3rd - 4th and 5th Category: Old Renovated Type: Offices Number of levels: 8 - Basement level: 3

Owner designation:

PATRIZIA GEWERBE Invest

c/o Workman Turnbul 3 RUE SCRIBE - 75009 PARIS

Manager of the common facilities (Syndic):

Name: TELMMA 103 rue des 3 Fontanots

92022 NANTERRE CEDEX 01 55 69 42 00

Annual energy consumption:

Obtained through the building energy invoices for the years 2009-2011 - Energy price indexed on August 15, 2010.

	Annual average of records or invoices	Final energy consumption.	Primary energy consumption	Annual energy costs
	By energy in the original unit (if available)	In kWhEF	In kWhEP	€ inclusive of all taxes
Heating DHW		130,432	130,432	€8,284
Cooling		192,038	495,457	€8,781
Subscription				€15,601
Overall		322,470	625,889	€32,772

Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Conventional consumption: 384 kWhegp/m2.year	Emission estimate: 28 kgeqco2/m2.year
Efficient building	low GHG emissions

Building with high energy consumption	high GHG emissions

Printed on 06/18/2012	Page 3/4
DPE 6.3

File reference: 1204052_COTY_P_G_3_5

Description of the lot offered for sale and its equipment

Lot	Heating and cooling	Domestic hot water
Walls: 65 cm Freestone Insulation: Plasterboard + Polystyrene (partial)	System: CPCU with ATP and CARRIER fan coil	System: Electric water heater tanks Capacity: 30 liters In GT or comfort stations
Roofing: Other offices Concrete slab Insulation: Not applicable	Transmitters: CARRIER cassettes in false ceilings Individual remote control management
Joinery: Wood Double glazing 4/12/4	Air conditioning: CLIM Espace Cooling unit: CARRIE 1.8 kW About 20 per level	Other:
Low floor: Other offices Concrete slab Insulation: Not applicable	Ventilation: CMV/comfort stations Roof extractors
Renewable energy: No	Amount of energy from renewable sources: 0 kW hEP/m2.year
Type of equipment that uses renewable energies: None

(NC) Not controllable

Reason for diagnosis

-         To inform the future buyer or tenant;

-         To compare various premises;

-         To encourage to carry out energy-saving work and contribute to the reduction of greenhouse gas emissions.

Invoices and energy performance

Consumption is estimated based on the energy invoices and records of energy meters. The consumption above reflects a level of consumption noted. These levels of consumption can vary significantly depending on the quality of the building, the equipment installed and the mode of management and use adopted over the measurement period.

Final energy and primary energy

The final energy is the energy you use at home (gas, electricity, fuel oil, wood, etc.). In order to use these energies, they had to be extracted, distributed, stored, produced, and therefore more energy was spent than that you use at the end. The primary energy is the sum of all the energy consumed.

Changes in the calculation conventions and energy prices

The calculation of energy consumption and costs involves values that vary significantly over time. The specification “energy price on...” indicates the date of the Order in force at the time of making the diagnosis. It reflects the average energy prices that the Energy Observatory records at the national level.

Constitution of the energy label

The energy consumption indicated on the energy label is the result of conversion into primary energy of the property energy consumption indicated by the meter readings or records.

Renewable energy

It appears on this page separately. The only ones estimated are the amounts of renewable energy produced by the equipment permanently installed and used in the private parts of the lot.

Advice for proper use

In addition to improving its premise (see next page), there are a multitude of non-expensive or very inexpensive measures that save energy and reduce the greenhouse gas emissions. These measures concern in particular heating and cooling, hot water, summer comfort, lighting, etc.

Energy manager

- Establish an energy planning adapted to your company.

Comments:

For further information: www.ademe.fr

Printed on 06/18/2012	Page 4/4
DPE 6.3

[logo] Bâti D.I.C.E.T
Diagnostics Immobiliers, Conseils & Expertises Techniques

PROPERTY SURVEY

ENERGY PERFORMANCE

Tertiary

Reference: 1204052_SAS P_PATRIZIA_GEWERBE_2

Particulars and descriptions

A	TASK
Energy performance diagnosis

B	GENERAL INFORMATION
B.1	BUILDING DESIGNATION	B.2	DESIGNATION OF THE PRIME CONTRACTOR
Type of building: Business premises - Offices Location: 2nd floor Date of license or construction: Before 1949 Address: 10 Boulevard HAUSMANN 75009 - PARIS Owned by: PATRIZIA GEWERBE Invest		Name: WORKMAN TURNBULL Address: 3 RUE SCRIBE 75009 - PARIS Capacity: Agent
B.3		DOCUMENTS SUBMITTED – RESOURCES PROVIDED
None
B.4		TASK PERFORMANCE

Report No.: 1204052_SAS P_PATRlZIA_GEWERBE_2

Inspection performed by G. BOCQUEL on 4/04/2012

Certification No. 1877291 issued by:

BUREAU VERITAS Certification

Malpractice insurance policy: GAN No. 7862 - 7076

		Coach: Issue of report: Validity: Ten years	The tenant 04/10/2012

C	TYPE OF PROPERTY – METHOD
Method 3 CL - DPE version 15 - Appendix 6.3 - Average energy price indexed on August 15, 2010

Caution: This file may be used only in its entirety.

Printed on 06/18/2012	Page 1/4

Bâti DICET- 24 avenue Cytarista 13 600 LA CIOTAT and 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE

Ltd. with a capital of €5,000.00 Corporate and Trade Register of EVRY 489 009 225 00017 - VAT FR 75 4890009225 - Malpractice insurance policy GAN no. 7862-7076 mob: 06 98 04 34 02 Tel - Fax: 01 60 14 61 96 Mail ghocquel@batidicet.com - Internet www.batidicet.com [signatures]

File reference: 1204052_ SAS Progressive_PATRIZIA_GEWERBE_6

Task information

Task definition

Purpose and content of the task:

The task is to achieve an Energy Performance Property Survey called “DPE” in accordance with Article 41 of Law 2004 - 1343 transposing into national law the European directive, the Decree 2006 - 1147 and the Orders of September 15, 2006, May 3, 2007 and March 21, 2011.

Limit of the task:

The task is conducted in accordance with the Appendices of September 15, 2006, May 3, 2007 and March 21, 2011, following the model set out in Appendix 6 with the 3 CL method version 15. The conventional assessment of the annual energy consumption costs (rate indexed on August 15, 2010).

In the absence of official documents with copies provided to the diagnostician during the visit, the information given such as date of construction, equipment replacement dates, areas and type and thickness of insulation, not accessible, used in the construction or to improve insulation, is the responsibility of the property owner.

Identification of the parts of building that could not be visited

None

Observations / Various findings

Detailed heating and cooling costs obtained for the year 2010 only.

Subscriptions with EDF:

YELLOW rate

Subscribed power: NC

Electrical Safety:

The technical inspection does not cover the condition and conformity of the facilities. For the safety of people and property, the tenant or buyer must ensure that the facilities meet the regulations in force, that the annual regulatory inspections (Labor Code) have been performed and any possible reserves were eliminated.

Printed on 06/18/2012		Page 2/4
DPE 6.3	[signatures]

File reference: 1204052_ SAS Progressive_PATRIZIA_GEWERBE_6

ENERGY PERFORMANCE DIAGNOSIS - Tertiary (6.3)

File No.: 1204052_SAS P_PATRlZIA_GEWERBE	Date of validity 4/04/2022
Inspection date: 04/05/2012	Diagnostician: Gilles BOCQUEL
Building type: Offices
Useful area (m2): about 598 Ceiling height: 2 m 50 Year of CP or construction: Before 1949	[logo] Bâti D.I.C.E.T	[stamp:] Société Nationale des Ingénieurs Professionnels de France [French Society of Professional Engineers] [signature]

Property designation: Address: 10 Boulevard HAUSMANN 75009 PARIS LOTS: 2nd Category: Old Renovated Type: Offices Number of levels: 8 - Basement level: 3

Owner designation:

PATRIZIA GEWERBE Invest

c/o Workman Turnbul 3 RUE SCRIBE - 75009 PARIS

Manager of the common facilities (Syndic):

Name: TELMMA 103 rue des 3 Fontanots

92022 NANTERRE CEDEX 01 55 69 42 00

Annual energy consumption:

Obtained through the building energy invoices for the years 2009-2011 - Energy price indexed on August 15, 2010.

	Annual average of records or invoices	Final energy consumption.	Primary energy consumption	Annual energy costs
	By energy in the original unit (if available)	In kWhEF	In kWhEP	€ inclusive of all taxes
Heating DHW		54,215	54,215	€2,935
Cooling		68,032	175,523	€3,111
Subscription				€6,625
Overall		122,247	229,738	€32,772

Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Conventional consumption: 384 kWhegp/m2.year	Emission estimate: 28 kgeqco2/m2.year
Efficient building	low GHG emissions

Building with high energy consumption	high GHG emissions

Printed on 06/18/2012		Page 3/4
DPE 6.3	[signatures]

File reference: 1204052_ SAS Progressive_PATRIZIA_GEWERBE_6

Description of the lot offered for sale and its equipment

Lot	Heating and cooling	Domestic hot water
Walls: 65 cm Freestone Insulation: Plasterboard + Polystyrene (partial)	System: CPCU with ATP and CARRIER fan coil	System: Electric water heater tanks Capacity: 30 liters In GT or comfort stations
Roofing: Other offices Concrete slab Insulation: Not applicable	Transmitters: CARRIER cassettes in false ceilings Individual remote control management
Joinery: Wood Double glazing 4/12/4	Air conditioning: CLIM Espace Cooling unit: CARRIE 1.8 kW About 20 per level	Other:
Low floor: Other offices Concrete slab Insulation: Not applicable	Ventilation: CMV/comfort stations Roof extractors
Renewable energy: No	Amount of energy from renewable sources: 0 kW hEP/m2.year
Type of equipment that uses renewable energies: None

(NC) Not controllable

Reason for diagnosis

-      To inform the future buyer or tenant;

-      To compare various premises;

-      To encourage to carry out energy-saving work and contribute to the reduction of greenhouse gas emissions.

Invoices and energy performance

Consumption is estimated based on the energy invoices and records of energy meters. The consumption above reflects a level of consumption noted. These levels of consumption can vary significantly depending on the quality of the building, the equipment installed and the mode of management and use adopted over the measurement period.

Final energy and primary energy

The final energy is the energy you use at home (gas, electricity, fuel oil, wood, etc.). In order to use these energies, they had to be extracted, distributed, stored, produced, and therefore more energy was spent than that you use at the end. The primary energy is the sum of all the energy consumed.

Changes in the calculation conventions and energy prices

The calculation of energy consumption and costs involves values that vary significantly over time. The specification “energy price on...” indicates the date of the Order in force at the time of making the diagnosis. It reflects the average energy prices that the Energy Observatory records at the national level.

Constitution of the energy label

The energy consumption indicated on the energy label is the result of conversion into primary energy of the property energy consumption indicated by the meter readings or records.

Renewable energy

It appears on this page separately. The only ones estimated are the amounts of renewable energy produced by the equipment permanently installed and used in the private parts of the lot.

Advice for proper use

In addition to improving its premise (see next page), there are a multitude of non-expensive or very inexpensive measures that save energy and reduce the greenhouse gas emissions. These measures concern in particular heating and cooling, hot water, summer comfort, lighting, etc.

Energy manager

- Establish an energy planning adapted to your company.

Comments:

For further information: www.ademe.fr

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DPE 6.3	[signatures]

[logo] Bâti D.I.C.E.T

Diagnostics Immobiliers, Conseils & Expertises Techniques

PROPERTY SURVEY

ENERGY PERFORMANCE

Tertiary

Reference: 1204052_ARC_PATRIZIA_GEWERBE_L-1

Particulars and descriptions

A	TASK
Energy performance diagnosis

B	GENERAL INFORMATION
B.1	BUILDING DESIGNATION	B.2	DESIGNATION OF THE PRIME CONTRACTOR
Type of building: Business premises - Offices Location: Level - 1 Date of license or construction: Before 1949 Address: 10 Boulevard HAUSMANN 75009 - PARIS Owned by: PATRIZIA GEWERBE Invest		Name: WORKMAN TURNBULL Address: 3 RUE SCRIBE 75009 - PARIS Capacity: Agent
B.3	DOCUMENTS SUBMITTED – RESOURCES PROVIDED
None
B.4	TASK PERFORMANCE

Report No.: 1204052_ARC_PATRlZIA_GEWERBE

Inspection performed by G. BOCQUEL on 4/04/2012

Certification No. 1877291 issued by:

BUREAU VERITAS Certification

Malpractice insurance policy: GAN No. 7862 - 7076

		Coach: Issue of report: Validity: Ten years	The tenant 04/10/2012

C	TYPE OF PROPERTY – METHOD
Method 3 CL - DPE version 15 - Appendix 6.3 - Average energy price indexed on August 15, 2010

Caution: This file may be used only in its entirety.

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Bâti DICET- 24 avenue Cytarista 13 600 LA CIOTAT and 6 rue de la Madeleine - 91.140 VILLEBON SUR YVETTE
Ltd. with a capital of €5,000.00 Corporate and Trade Register of EVRY 489 009 225 00017 - VAT FR 75 4890009225 - Malpractice insurance policy GAN no. 7862-7076 mob: 06 98 04 34 02 Tel - Fax: 01 60 14 61 96 Mail ghocquel@batidicet.com - Internet www.batidicet.com [signatures]

File reference: 1204052_ ARC_PATRIZIA_GEWERBE_L-1

Task information

Task definition

Purpose and content of the task:

The task is to achieve an Energy Performance Property Survey called “DPE” in accordance with Article 41 of Law 2004 - 1343 transposing into national law the European directive, the Decree 2006 - 1147 and the Orders of September 15, 2006, May 3, 2007 and March 21, 2011.

Limit of the task:

The task is conducted in accordance with the Appendices of September 15, 2006, May 3, 2007 and March 21, 2011, following the model set out in Appendix 6 with the 3 CL method version 15. The conventional assessment of the annual energy consumption costs (rate indexed on August 15, 2010).

In the absence of official documents with copies provided to the diagnostician during the visit, the information given such as date of construction, equipment replacement dates, areas and type and thickness of insulation, not accessible, used in the construction or to improve insulation, is the responsibility of the property owner.

Identification of the parts of building that could not be visited

None

Observations / Various findings

Detailed heating and cooling costs obtained for the year 2010 only.

Subscriptions with EDF:

YELLOW rate

Subscribed power: NC

Electrical Safety:

The technical inspection does not cover the condition and conformity of the facilities. For the safety of people and property, the tenant or buyer must ensure that the facilities meet the regulations in force, that the annual regulatory inspections (Labor Code) have been performed and any possible reserves were eliminated.

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DPE 6.3	[signatures]

File reference: 1204052_ ARC_PATRIZIA_GEWERBE_L-1

ENERGY PERFORMANCE DIAGNOSIS - Tertiary (6.3)

File No.: 1204052_ARC_PATRlZIA_GEWERBE Inspection date: 04/05/2012 Building type: Offices	Date of validity 4/04/2022 Diagnostician: Gilles BOCQUEL
Useful area (m2): about 486 Ceiling height: 2 m 50 Year of CP or construction: Before 1949	[logo] Bâti D.I.C.E.T	[stamp:] Société Nationale des Ingénieurs Professionnels de France [French Society of Professional Engineers] [signature]

Property designation: Address: 10 Boulevard HAUSMANN 75009 PARIS LOTS: L - 1 Category: Old Renovated Type: Offices Number of levels: 8 - Basement level: 3

Owner designation:

PATRIZIA GEWERBE Invest

c/o Workman Turnbul 3 RUE SCRIBE - 75009 PARIS

Manager of the common facilities (Syndic):

Name: TELMMA 103 rue des 3 Fontanots

92022 NANTERRE CEDEX 01 55 69 42 00

Annual energy consumption:

Obtained through the building energy invoices for the years 2009-2011 - Energy price indexed on August 15, 2010.

	Annual average of records or invoices	Final energy consumption.	Primary energy consumption	Annual energy costs
	By energy in the original unit (if available)	In kWhEF	In kWhEP	€ inclusive of all taxes
Heating DHW		33,980	33,980	€2,385
Cooling		55,274	142,649	€4,947
Subscription				€4,260
Overall		89,254	176,629	€11,592

Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Energy consumption (primary energy) for heating, production of domestic hot water and cooling	Emission of greenhouse gas emissions (GHG) for heating, production of domestic hot water and cooling
Conventional consumption: 363 kWhegp/m2.year	Emission estimate: 28 kgeqco2/m2.year
Efficient building	low GHG emissions

Building with high energy consumption	high GHG emissions

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DPE 6.3	[signatures]

File reference: 1204052_ ARC_PATRIZIA_GEWERBE_L-1

Description of the lot offered for sale and its equipment

Lot	Heating and cooling	Domestic hot water
Walls: 65 cm Freestone Insulation: Plasterboard + Polystyrene (partial)	System: CPCU with ATP and CARRIER fan coil	System: Electric water heater tanks Capacity: 30 liters In GT or comfort stations
Roofing: Zinc coverage Insulation: Glass wool (NC)	Transmitters: CARRIER cassettes in false ceilings Individual remote control management
Joinery: Wood Double glazing 4/12/4	Air conditioning: CLIM Espace Cooling unit: CARRIE 1.8 kW About 20 per level	Other:
Low floor: Pk and technical premises Concrete slab Insulation: Flocking	Ventilation: CMV/comfort stations Roof extractors
Renewable energy: No	Amount of energy from renewable sources: 0 kW hEP/m2.year
Type of equipment that uses renewable energies: None

(NC) Not controllable

Reason for diagnosis

-        To inform the future buyer or tenant;

-        To compare various premises;

-        To encourage to carry out energy-saving work and contribute to the reduction of greenhouse gas emissions.

Invoices and energy performance

Consumption is estimated based on the energy invoices and records of energy meters. The consumption above reflects a level of consumption noted. These levels of consumption can vary significantly depending on the quality of the building, the equipment installed and the mode of management and use adopted over the measurement period.

Final energy and primary energy

The final energy is the energy you use at home (gas, electricity, fuel oil, wood, etc.). In order to use these energies, they had to be extracted, distributed, stored, produced, and therefore more energy was spent than that you use at the end. The primary energy is the sum of all the energy consumed.

Changes in the calculation conventions and energy prices

The calculation of energy consumption and costs involves values that vary significantly over time. The specification “energy price on...” indicates the date of the Order in force at the time of making the diagnosis. It reflects the average energy prices that the Energy Observatory records at the national level.

Constitution of the energy label

The energy consumption indicated on the energy label is the result of conversion into primary energy of the property energy consumption indicated by the meter readings or records.

Renewable energy

It appears on this page separately. The only ones estimated are the amounts of renewable energy produced by the equipment permanently installed and used in the private parts of the lot.

Advice for proper use

In addition to improving its premise (see next page), there are a multitude of non-expensive or very inexpensive measures that save energy and reduce the greenhouse gas emissions. These measures concern in particular heating and cooling, hot water, summer comfort, lighting, etc.

Energy manager

- Establish an energy planning adapted to your company.

Comments:

For further information: www.ademe.fr

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DPE 6.3	[signatures]

Appendix 4

[signatures]

ENVIRONMENTAL APPENDIX To the commercial lease by and between COTY and PATRIZIA GEWERBEINVEST KAPITALANLAGE GMBH

Preamble:

This appendix does not include information of documents or diagnoses that may also have an environmental dimension as the DPE, DTA [dossier technique amiante (Asbestos Technical File)], ERNT [Etat des risques Naturels et Technologiques (Natural and Technological Hazard Report)], some of which will have to be annexed to the lease in the prescribed manner (e.g.: DPE) or disclosed to the lessee under operating lot (e.g.: DTA)... Certain pieces of information may, however, be found, where appropriate, in the implementation of the decree below.

According to the Law “Grenelle II” No. 2010 - 788 of 07/12/2010 (OJ of 07/13/2010) and in compliance with Article L125-9 of the Environmental Code and in particular its Enforcement Decree No. 2011-2058 of December 30, 2011,

And

According to the lease agreement concerning the premises occupied by the company COTY in 10 boulevard Haussmann - 75009 PARIS, where this document is attached,

The Parties agree:

. To share all the information on the environmental specifications of the building.

. To share all useful information related to the consumption of the leased premises.

. To share all the information related to waste management.

. To meet regularly in order to establish an energy balance and schedule a plan of action to be taken to improve the energy and environmental performance of the building.

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INTRINSIC QUALITY OF THE BUILDING

Information provided by the Lessor

The building characteristics presented below are those that have an environmental impact as any work, structure, equipment, installation, materials, etc.

Thus, as Article R136-1 of the Building and Housing Code stated, this section concerns:

A - “1. The list, the full description and the energy characteristics of the equipment existing in the building and related to waste treatment, to heating, cooling, ventilation and lighting as well as to any other system related to the specific features of the building”;

B - “2. The actual annual energy consumption of equipment and systems that he uses”;

A Energy characteristics	B Annual consumption (to fill in when reading the DOE [dossier des ouvrages exécutés (list of completed projects)])
Not quantified
CONSTRUCTION
•	Structure: posts, beams, interior shells made of concrete slab. Stone facade
•	Floors: concrete slab floors
•	Waterproofing of terraces:
•	Frame - cover: wood frame – slate roof with glass wool insulation

EXTERNAL JOINERY
•	Chassis:
• French-style opening wood frame
•	Glazing: double glazing 4/12/4
•	Entrance hallway: Perforated metal screen door towards the street with glass air lock
•	Parking door: Full light metal door
•	Blinds: electric internal blinds towards the street and manuals towards the court

WS0101.17558367.1	[signatures]

HEATING AND COOLING
•	Production:
	-	Chilled water production by the Climespace network,
	-	Heat production by the CPCU network for feeding air plants.

•	Distribution:
Service of 4 ATP for cold batteries and 3 ATP for hot batteries:
	-	Office ATP (14,800 m3/h) - hot battery 173.2 kW - cold battery 8.7 kW
	-	ATP for small meeting room (5,800 m3/h) - hot battery 78.5 kW - cold battery 40.4 kW
	-	ATP for large meeting room (5,700 m3/h) - hot battery 80 kW - cold battery 48 kW
	-	ATP for reception hall (2,600 m3/h) - electric battery 15.75 kW - cold battery 8.7 kW

Service of fan coils with electrical resistance and cold battery:
-	Ground-1: 5
-	Garden level: 12
-	Ground floor: 12
-	Ground+1: 19
-	Ground+2: 20
-	Ground+3: 20
-	Ground+4: 20
-	Ground+5: 19
-	Ground+6: 19
-	Ground+7: 7
-	Ground+8: 1

•	Regulation: regulation of fan coils by remote control and set point management based on GTC [gestion technique centralisée (centralized technical management)].

VENTILATION
•	Ventilation: fresh air renewal by double flow system based on 30 m3/h/person in office areas and 25 m3/h/person in meeting room areas. Parking ventilation 600 m3/h/vehicle.
•	Smoke ejection:
	-	Smoke ejection by the front opening frames

ELECTRICITY - HIGH CURRENT
•	Power supply by lot:
	-	Power supply of each lot for a yellow tariff meter (from Ground+7 to Ground+l) and blue tariff (from the ground floor to Ground-1)
	-	Distribution table of floors including the controls and protections of lighting/outlets with areas

WS0101.17558367.1	[signatures]

areas of normal outlets / fan coils.
•	Power supply through workstation: 2 cable trays installed in raised floor plenums.
•	Office lighting: recessed lighting (direct / indirect) - 350 lux average.
•	Lighting of traffic: spotlights recessed in false ceiling with decorative protective glass, 7th and 8th LED spotlights.
•	Toilet lighting: LED spotlights recessed in false ceiling.
•	Ground floor lighting: compact fluorescent spotlights recessed in false ceilings with protective glass and decorative lights according to the decoration project.
•	Lighting controls:
	-	Office lighting control configurable by comfort management system controlled by BMS [gestion technique de bâtiments (Building Management Systems)]
	-	Presence detectors (toilets, landings).

Elevators:

•	Duplex for offices
•	1 elevator for the main staircase:
•	1 parking elevator Ground floor to Ground-3

Etc.

Non-exhaustive list that may be changed

WS0101.17558367.1	[signatures]

CHARACTERISTICS OF THE TECHNICAL INSTALLATIONS RELATED TO THE SPECIFIC SITE ACTIVITY

Information provided by the Lessee

As Article R136-2 of the Building and Housing Code stated, this section concerns:

A - “1. The list, the full description and the energy characteristics of the equipment set up in the leased premises and related to waste treatment, to heating, cooling, ventilation, lighting as well as to any other system related to its specific activity”;

B - “2. The actual annual energy consumption of equipment and systems that he uses”;

Standard table to be provided under the Lessee’s operation:

Name	A Energy characteristics, consumption	B Annual consumption
Number of computer workstations	Fixed station: xx Mobile station: ¢
Number of photocopiers	xx
Etc.

WS0101.17558367.1	[signatures]

ANNUAL CONSUMPTION OF THE BUILDING

Information provided by the Lessor and the Lessee

As Articles R136-1 and R136-2 of the Code of the Building and Housing Code stated, this section concerns:

“3. The annual water consumption of the leased premises and equipment and systems that he uses”;

Energy	Units	Consumption	Facilities corresponding to this consumption and/or possible comments
Building Electricity	kWh	139 MWh in 2010 154 MWh in 2011 165 MWh in 2012	Electric outlets Lighting Elevators 2-pipe/2-wire fan coils Inverters Pumps WC water heater tank ATPs etc.
Electricity of the private part	kWh	Estimate: 70 MWh
Hot water	M3	249.80 m3 in 2010 176.20 m3 in 2011 277.70 m3 in 2012	Production of hot water for 3 ATPs
Chilled water	MWh	279 MWh in 2010 291 MWh in 2011 268 MWh in 2012	CLIMESPACE exchanger for chilled water supply of the ACTs batteries and fan coil
Water	m3	3,006 m3 in 2010 2,492 m3 in 2011 2,484 m3 in 2012	WC, addition of water with technical network, etc.
Oil	I.	Not concerned
Coal	Tons	Not concerned
Etc.

WS0101.17558367.1	[signatures]

I.C.P.E (Installations Classified for Environmental Protection Purposes)

Information provided by the Lessor and the Lessee

As Article L511-1 of the Environmental Code specifies, in general and according to the definition made, this section covers:

All “plants, workshops, warehouses, construction sites, and in general, facilities operated or owned by any natural or legal person, public or private, that may be dangerous or inconvenient either for the neighborhood convenience or for health, security, public safety or for agriculture or for the protection of nature, environment and landscape, or for the rational use of energy, or for the conservation of sites and monuments and archaeological heritage.”

I.C.P.E section	Name/Installation and/or Work	Characteristic features of the site
Not concerned

WS0101.17558367.1	[signatures]

WASTE MANAGEMENT

Information provided by the Lessor and the Lessee

As Articles R136-1 and R136-2 of the Building and Housing Code stated, this section concerns:

“4. The annual amount of waste generated from the leased premises if the lessee provides treatment thereof, and, if applicable, the amount that he collected for recovery or specific treatment.”

Name	Amount (unit of measurement)	Sorting (S), Recovery (R), Storage (St)
Cardboard / paper	About xx m3/month
Plastic	xx m3/month
Glass	xx m3/month
Equipment waste (filter, bulb, etc.)	Not quantified
Metals	Not concerned
Other Industrial Non-Hazardous Waste (DIB)	Not concerned

WS0101.17558367.1	[signatures]

ORGANIZATION AND IMPLEMENTATION OF CHANGES IN THE ENERGY AND ENVIRONMENTAL PERFORMANCE OF THE BUILDING, UTILITIES AND WASTE MANAGEMENT

As Article R136-3 of the Building and Housing Code stated, this section concerns the joint commitment to:

. Meet by repeating the information given above, possibly changing it following the work or changes made by the Lessee and the Lessor on the building and the shared and private facilities.

. Also meet to compare the information provided during the drafting of this Appendix with that actually used in the operation of the building and the lessee’s business.

. The frequency for performing an assessment of the evolution of the energy and environmental performance of the building, utilities and waste management shall be 1 year.

. Following this assessment, “an action program aiming to improve the energy and environmental performance of the building and leased premises” will be established.

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